Exhibit 99.2



                                                                      EXECUTION

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                     IBF SPECIAL PURPOSE CORPORATION VII,

                                    SELLER

                                      and

                   STRUCTURED ASSET SECURITIES CORPORATION,

                                   PURCHASER

                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                         Dated as of February 1, 2001

                    Amortizing Residential Collateral Trust
             (Mortgage Pass-Through Certificates Series 2001-BC1)

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                               Table of Contents

                                                                           Page

                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

Section 1.01.     Sale of Mortgage Loans......................................1
Section 1.02.     Delivery of Documents.......................................2
Section 1.03.     Review of Documentation.....................................2
Section 1.04.     Representations and Warranties of the Seller................3
Section 1.05.     Grant Clause................................................4
Section 1.06.     Assignment by Depositor.....................................4

                                  ARTICLE II.
                           MISCELLANEOUS PROVISIONS

Section 2.01.     Binding Nature of Agreement; Assignment.....................4
Section 2.02.     Entire Agreement............................................5
Section 2.03.     Amendment...................................................5
Section 2.04.     Governing Law...............................................6
Section 2.05.     Severability of Provisions..................................6
Section 2.06.     Indulgences; No Waivers.....................................6
Section 2.07.     Headings Not to Affect Interpretation.......................6
Section 2.08.     Benefits of Agreement.......................................6
Section 2.09.     Counterparts................................................6


                                   SCHEDULES

SCHEDULE A    Mortgage Loan Schedule

EXHIBIT A     Underwriting Criteria of each Transferor



     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of February 1, 2001 (the "Agreement"), is executed by and between IBF Special Purpose Corporation VII ("IBF VII" or the "Seller") and Structured Asset Securities Corporation (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in the Trust Agreement (the "Trust Agreement"), dated as of February 1, 2001, between the Depositor and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the mortgage loan sale and assignment agreement, dated February 1, 2001, by and between Lehman Brothers Holdings Inc. and the Seller (the "Mortgage Loan Sale Agreement"), LBH has assigned, without recourse, all of its right, title and interest in and to the Mortgage Loans to the Seller and its rights and interest under the Transfer Agreements and the Servicing Agreement (each as defined in the Mortgage Loan Sale Agreement) relating to the Mortgage Loans to the Seller.

     WHEREAS, the Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans to the Depositor and to assign all of its rights and interest under the Transfer Agreements, the Servicing Agreement and the Mortgage Loan Sale Agreement relating to the Mortgage Loans to the Depositor.

     WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate Scheduled Principal Balance as of the Cut-off Date of $217,850,332.99. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement, the Servicing Agreement and the Mortgage Loan Sale Agreement, other than any servicing rights retained pursuant to the provisions of such Transfer Agreement and Servicing Agreement, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $230,051,820. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under each Transfer Agreement, the Servicing Agreement and the Mortgage Loan Sale Agreement, as if the Depositor had been a party to each such agreement.

     Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements, the Servicing Agreement or the Mortgage Loan Sale Agreement.

     (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Certificate Account maintained by the Trustee for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by Wells Fargo Bank Minnesota, National Association (the "Trustee"), The Chase Manhattan Bank, as successor by merger to Chase Bank of Texas, National Association and U.S. Bank Trust National Association (each, a "Custodian" and, collectively, the "Custodians") for the Depositor. Each Custodian and the Trustee is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the related Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each a "Material Defect"), the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement.

     Section 1.04. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

          (iii) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The representations and warranties of each Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of LBH under the Mortgage Loan Sale Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. The Depositor acknowledges and agrees that the representations and warranties of LBH in Section 1.04(b) of the Mortgage Loan Sale Agreement are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related Transferor in the applicable Transfer Agreement. LBH shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the related Transferor fulfills its obligations under the provisions of such Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, LBH shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable purchase price for the affected Mortgage Loan or (b) within the two-year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan. Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that it has conveyed to the Depositor all right, title and interest in and to each Mortgage Loan that was conveyed to the Seller by LBH pursuant to the Mortgage Loan Sale Agreement, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest placed on such Mortgage Loan by the Seller, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

                                 ARTICLE II.

                           MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. (a) This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee enjoy the full benefit of the provisions of this Agreement as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                             IBF SPECIAL PURPOSE CORPORATION VII,
                                  as Seller

                             By:  /s/ S.A. Hershon
                                  ____________________________________________
                                  Name:  S.A. Herson
                                  Title: President


                             STRUCTURED ASSET SECURITIES
                                  CORPORATION,
                                  as Purchaser

                             By:  /s/ Ellen V. Kiernan
                                  ____________________________________________
                                  Name:  Ellen V. Kiernan
                                  Title:    Vice President


ACKNOWLEDGED BY:


WELLS FARGO BANK MINNESOTA,
     National Association,
     as Trustee



By:  /s/ Amy Doyle
     ________________________________
     Name:  Amy Doyle
     Title: Vice President



                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE



                                                                      EXHIBIT A



                   UNDERWRITING CRITERIA OF EACH TRANSFEROR

          Maintained in a separate closing binder at Brown & Wood LLP entitled "Underwriting Criteria"